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                                                                  Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference in the registration statement of Planet Polymer Technologies, Inc. on Form S-8 (File No. 33-1042) of our report dated April 8, 1997 on our audit of the consolidated financial statements of Planet Polymer Technologies, Inc.




                                        COOPERS & LYBRAND L.L.P.

San Diego, California
April 14, 1997